SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2003

ECHOSTAR COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5701 S. SANTA FE DRIVE
LITTLETON, COLORADO		80120
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(303) 723-1000

ECHOSTAR DBS CORPORATION

(Exact name of registrant as specified in charter)

COLORADO	333-31929	84-1328967
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5701 S. SANTA FE DRIVE
LITTLETON, COLORADO		80120
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(303) 723-1000

ITEM 5. OTHER EVENTS
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release

ITEM 5. OTHER EVENTS

     EchoStar Communications Corporation announced today that its subsidiary, EchoStar DBS Corporation, has elected to redeem $245 million principal amount of its 9 1/8 % Senior Notes due 2009, fully exercising its optional partial redemption right. The outstanding principal amount of the notes after this redemption will be $455 million. See Press Release, dated August 4, 2003, “EchoStar Announces Partial Redemption of 9 1/8% Senior Notes” attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION

Dated: August 4, 2003	By:	/s/ Michael R. McDonnell

Michael R. McDonnell
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release “EchoStar Announces Partial Redemption of 9 1/8% Senior Notes” dated August 4, 2003.